UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2021

GAN Limited

(Exact name of registrant as specified in its charter)

Bermuda	001-39274	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Spectrum Center Drive Suite 1900 Irvine, CA	92618
(Address of principal executive offices)	(Zip Code)

(702) 964-5777

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, $0.01 par value	GAN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 4.01 Changes in Registrant’s Certifying Accountant.

On June 2, 2021, GAN Limited (the “Company”), received notice from BDO USA, LLP (“BDO USA”) that it had ceased providing services as the Company’s independent registered public accounting firm effective May 27, 2021, as a result of the audit committee’s notification to BDO USA of its dismissal. The Company subsequently advised BDO USA that the audit committee had not taken formal action to dismiss BDO USA, and did not have statutory authority under Bermuda Law to remove an independent auditor. On June 4, 2021 BDO USA notified the Company that it maintains that it was dismissed effective May 27, 2021. On June 8, 2021 the Company’s audit committee determined to treat BDO USA’s June 2, 2021 notice as the termination of its position as the Company’s independent registered public accounting firm.

BDO USA was engaged as the Company’s independent registered public accounting firm on April 16, 2021, succeeding BDO, LLP who had served as the Company’s independent registered public accounting firm since 2012. BDO USA conducted a review of the Company’s financial results for the quarterly period ended March 31, 2021. BDO USA has never issued a report on the Company’s consolidated financial statements.

Since its engagement on April 16, 2021 through June 2, 2021, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) between the Company and BDO USA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of BDO USA, would have caused BDO USA to make reference thereto in its reports on the Company’s consolidated financial statements for 2021. Since BDO USA’s engagement on April 16, 2021 and through June 2, 2021, there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided BDO USA with a copy of the disclosure it is making herein in response to Item 304(a) of Regulation S-K, and requested that BDO USA furnish the Company with a copy of its letter addressed to the Securities and Exchange Commission (the “SEC”), pursuant to Item 304(a)(3) of Regulation S-K, stating whether or not BDO USA agrees with the statements related to them made by the Company in this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAN Limited

Date: June 8, 2021	/s/ Karen E. Flores
Karen E. Flores
Chief Financial Officer

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